B5 Inventories	12 Months Ended
Dec. 31, 2024
Disclosure Of Inventories [Abstract]
B5 Inventories

Inventories

	2024	2023
Components	6,948	10,612
Finished goods	11,701	13,610
Contract work in progress	8,476	11,851
Total	27,125	36,073
The amount of inventories recognized as expense and included in Cost of sales was SEK 56,275 (65,042) million.
During the period, write-downs of inventory to net realizable values were expensed for an amount of SEK 3,329 (3,994) million. Write-downs were reduced by SEK 2,004 (823) million in respect of reversals. Previous write-downs have been reversed primarily as a result of changes in estimated customer demand.
Contract work in progress consists of costs incurred to date on customer projects where the performance obligations are yet to be fully met. These costs will be recognized as cost of sales when the related revenue is recognized in the income statement.
The Company’s current climate-related strategy’s aim to have a portfolio of energy efficient products may affect recoverability of inventories as customers push for fast substitution and uptake of volume towards the most energy efficient products. The current radio product offering largely reflects the latest and most energy efficient technologies and ongoing improvements are expected in future. These factors have been included in the inventory obsolescence risk assessment at year end.
Potential climate-related risk to the Company’s operations are mitigated through having appropriate insurance policies for damage to inventories and fixed assets, as well as potential business interruptions. The Company also has a globally spread production capability as well as geographically diverse sourcing channels to mitigate risks of supply interruptions due to natural disasters, including severe weather events.